                                                                   EXHIBIT 10.17

1 March 1999


SeaPoint Ventures
777 108th Avenue NE
Suite 1895
Bellevue, WA  98004



Dear Sirs:

This letter sets forth the mutual understanding between SeaPoint Ventures, LLC ("SeaPoint") and Airspan Communications Corporation ("Airspan") with respect to the services SeaPoint will provide Airspan.

Thomas S. Huseby, managing partner and owner of SeaPoint, will perform as Chairman of Airspan until such time as the Board of Directors of Airspan elect to terminate or modify this position.

Additionally, SeaPoint will provide administrative services to Airspan for support of its US ownership as needed until such time that they are no longer needed.

During the term of this agreement, Airspan agrees to pay SeaPoint $22,500 per month for services beginning March 1, 1999 as detailed below.

                                                        US$
                                                       ------
Thomas S. Huseby
Chairman                                               12,500
Susan Sigl, Donna Hayataka & Stacy Burk
Administrative support                                 10,000
                                                       ------
                                                       22,500
                                                       ------

Airspan will also reimburse SeaPoint for travel expenses incurred by SeaPoint in performing these services. Payments by Airspan to SeaPoint will be due in arrears on the last day of the month.

If the foregoing is acceptable to you, would you please so acknowledge in the space provided below and return your signed acknowledgement to us, whereupon this agreement will become a binding agreement between us.
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SEAPOINT VENTURES, LLC


By: /s/ Thomas Huseby
   --------------------------------
          Thomas S. Huseby
            Its Manager



The foregoing terms are hereby accepted and agreed this 10th day of March 1999


AIRSPAN COMMUNICATIONS CORPORATION


By: /s/ Eric Stonestrom
   --------------------------------
          Eric Stonestrom
    Its Chief Executive Officer


BOARD OF DIRECTORS OF AIRSPAN COMMUNICATIONS CORPORATION

/s/ Jon Bayless                                  /s/ Ovid Santoro
------------------------------                   -------------------------------
Jon Bayless                                      Ovid Santoro


/s/ Bandel Carano                                /s/ Thomas Huseby
------------------------------                   -------------------------------
Bandel Carano                                    Thomas S. Huseby


/s/ Barry Cash                                   /s/ David Twyver
------------------------------                   -------------------------------
Barry Cash                                       David Twyver


                                                 /s/ Eric Stonestrom
                                                 -------------------------------
                                                 Eric Stonestrom


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